October 1, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2013, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Advisor Class
FCAMX	FCAHX	FVCAX

Franklin Municipal Securities Trust	SUMMARY PROSPECTUS
Franklin California High Yield Municipal Fund

Investment Goal

To provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 45 in the Fund's Prospectus and under “Buying and Selling Shares” on page 39 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class
Management fees	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.10%	0.65%	None
Other expenses	0.05%	0.05%	0.05%
Total annual Fund operating expenses	0.61%	1.16%	0.51%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 485	$ 612	$ 751	$ 1,155
Class C	$ 218	$ 368	$ 638	$ 1,409
Advisor Class	$ 52	$ 164	$ 285	$ 640
If you do not sell your shares:
Class C	$ 118	$ 368	$ 638	$ 1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5.47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated or short-term rated securities).

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund’s portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

High-Yield Debt Securities   Issuers of lower-rated or "high-yield" debt securities are not as strong financially as those issuing higher credit quality debt securities. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

California and U.S. Territories   Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, events in any of the territories, such as Puerto Rico, where the Fund is invested may affect the Fund's investments and its performance.

The information above is based on data as of September 1, 2013, that the investment manager believes is reliable. The information could change quickly and without notice.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education, real estate and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities   While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Unrated Debt Securities   Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	14.92%
Worst Quarter:	Q4'08	-14.29%
As of June 30, 2013, the Fund's year-to-date return was -2.72%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2012
	1 Year	5 Years	10 Years
Franklin California High Yield Municipal Fund - Class A
Return Before Taxes	8.63%	6.02%	5.40%
Return After Taxes on Distributions	8.63%	6.02%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.19%	5.86%	5.33%
Franklin California High Yield Municipal Fund - Class C	11.92%	6.39%	5.29%
Franklin California High Yield Municipal Fund - Advisor Class	13.61%	7.09%	5.94%
Barclays Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	6.78%	5.91%	5.10%

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

JOHN WILEY   Senior Vice President of Advisers and portfolio manager of the Fund since 1993.

CHRISTOPHER SPERRY, CFA   Vice President of Advisers and portfolio manager of the Fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin California High Yield Municipal Fund

Investment Company Act file #811-06481
© 2013 Franklin Templeton Investments. All rights reserved.
175 PSUM 10/13	00070454